EXHIBIT 10.21

JPMORGAN CHASE BANK

JPMorgan JPMorgan Chase Bank Global Trade Services	ISSUE DATE: AUGUST 27, 2003 L/C NO. : D-240707

Advising Bank

APPLICANT:
************DIRECT************	HOMEBANC MORTGAGE CORPORATION 5555 GLENRlDGE CONNECTOR NE. STE 800 ATLANTA, GA 30342

Beneficiary

Illegible PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP FIVE RAVINIA DRIVE ATLANTA, GA 30346-2102	AMOUNT: USD 3, 500,000.00 (THREE MILLION FIVE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER D-240707 IN YOUR FAVOR IN THE AMOUNT OF $3,500, 000. 00 (THREE MILLION FIVE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS).

EACH DRAFT MUST BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY AND MUST BEAR UPON ITS FACE THE TERMS:

“DRAWN UNDER LETTER OF CREDIT NO. D-240707 DATED AUGUST 27, 2003, OF JP MORGAN CHASE BANK.

DRAFTS MUST BE PRESENTED DURING NORMAL BANKING HOURS AND MUST BE ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND A CERTIFICATE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY STATING AS FOLLOWS:

(1) “ WE CERTIFY THAT EITHER (I) HOMEBANC MORTGAGE CORPORATION ( OR ITS SUCCESSOR) HAS DEFAULTED IN ITS OBLIGATIONS TO PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP (OR ITS SUCCESSOR) BEYOND APPLICABLE NOTICE AND CURE PERIODS, AND THAT THE AMOUNT REPRESENTED BY THE ACCOMPANYING DRAFT IS DUE AND OWING TO PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP (OR ITS SUCCESSOR), OR (II) WE HAVE RECEIVED NOTIFICATION FROM JP MORGAN CHASE (OR ITS SUCCESSOR) THAT IT IS NOT RENEWING LETTER OF CREDIT NO. D-240707 BEYOND THE CURRENT EXPIRATION DATE AND HOMEBANC MORTGAGE CORPORATION (OR ITS SUCCESSOR) HAS FAILED TO PROVIDE PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP (OR ITS SUCCESSOR) WITH A REPLACEMENT LETTER OF CREDIT WITHIN THE SPECIFIED TIME FRAME AS REQUIRED BY THE LEASE, OR( III) HOMEBANC MORTGAGE CORPORATION (OR ITS SUCCESSOR) HAS FAILED TO PROVIDE A REPLACEMENT LETTER OF CREDIT TO PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP (OR ITS SUCCESSOR) AS OTHERWISE REQUIRED UNDER THE LEASE.”

THE EXPIRATION DATE OF THIS LETTER OF CREDIT IS MARCH 1, 2OO4. THIS LETTER OF CREDIT SHALL BE DEEMED AUTOMATICALLY EXTENDED, WITHOUT AMENDMENT. FOR ONE YEAR AND YEAR TO YEAR FROM EACH EXPIRATION DATE HEREOF, UNLESS BENEFICIARY RECEIVES WRITTEN NOTICE FROM THE UNDERSIGNED BANK (OR ITS SUCCESSOR) BY CERTIFIED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS, AT LEAST THIRTY (30) DAYS PRIOR TD SUCH EXPIRATION DATE, THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND ITS NEXT EXPIRATION DATE. HOWEVER IN NO EVENT SHALL THIS LETTER OF CREDIT BE EXTENDED

-CONTINUED-

/s/ Illegible

Authorized Signature

JPMORGAN CHASE BANK

JPMorgan JPMorgan Chase Bank Global Trade Services	ISSUE DATE: AUGUST 27, 2003 L/C NO. : D-240707

Advising Bank

APPLICANT:
************DIRECT************	HOMEBANC MORTGAGE CORPORATION 5555 GLENRlDGE CONNECTOR NE. STE 800 ATLANTA, GA 30342

Beneficiary

Illegible PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP FIVE RAVINIA DRIVE ATLANTA, GA 30346-2102	AMOUNT: USD 3, 500,000.00 (THREE MILLION FIVE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

BEYOND THE FINAL EXPIRY DATE OF MARCH 1, 2011.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS TRANSFERABLE AND MAY BE TRANSFERRED IN ITS ENTIRETY, BUT NOT IN PART, AND MAY BE SUCCESSIVELY TRANSFERRED BY BENEFICIARY OR ANY TRANSFEREE OF BENEFICIARY HEREUNDER TO A SUCCESSOR TRANSFEREE(S). TRANSFER UNDER THIS LETTER OF CREDIT TO SUCH TRANSFEREE SHALL BE EFFECTED UPON PRESENTATION TO US OF THE ORIGINAL OF THIS LETTER OF CREDIT AND ANY AMENDMENTS HERETO, ACCOMPANIED BY A REQUEST DESIGNATING THE TRANSFEREE IN THE FORM PROVIDED BY US TO BENEFICIARY, APPROPRIATELY COMPLETED, ALONG WITH PAYMENT OF OUR TRANSFER FEE OF $2,500 (TWO THOUSAND FIVE HUNDRED DOLLARS).

WE HEREBY AGREE WITH YOU THAT A DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US ON DELIVERY OF THE DOCUMENTS REQUIRED IF PRESENTED FOR PAYMENT TO THE UNDERSIGNED BANK AT JPMORGAN CHASE BANK, ATTN: JPMORGAN TREASURY SERVICES, GLOBAL TRADE SERVICES, BUILDING 2, 4TH FLOOR, 10420 HIGHLAND MANOR DRIVE, TAMPA, FLORIDA 33610 ON OR BEFORE THE EXPIRATION DATE STATED ABOVE. PARTIAL DRAWS ARE PERMITTED UNDER THIS LETTER OF CREDIT. THE ORIGINAL OF THIS LETTER OF CREDIT WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED

PROVIDED THAT YOU HAVE NOT PROVIDED US WITH WRITTEN NOTICE THAT ( I) A MONETARY EVENT OF DEFAULT UNDER THE LEASE HAS OCCURRED AND REMAINS UNCURED BEYOND ANY APPLICABLE NOTICE AND CURE PERIOD AND/OR (II) THAT HOMEBANC MORTGAGE CORPORATION HAS FAILED TO DEMONSTRATE TO BENEFICIARY TO BENEFICIARY’S REASONABLE SATISFACTION THAT HOMEBANC MORTGAGE CORPORATION MEETS THE FINANCIAL METRICS I CRITERIA, AS DEFINED IN THE LEASE, THEN THE LETTER OF CREDIT SHALL REDUCE AS OF MARCH 1, 2009 TO THE AMOUNT OF $1, 750, 000. 00.

FURTHERMORE, PROVIDED THAT YOU HAVE NOT PROVIDED US WITH WRITTEN NOTICE THAT (I) A MONETARY EVENT OF DEFAULT UNDER THE LEASE HAS OCCURRED AND REMAINS UNCURED BEYOND ANY APPLICABLE NOTICE AND CURE PERIOD AND/OR (II) THAT HOMEBANC MORTGAGE CORPORATION HAS FAILED TO DEMONSTRATE TO BENEFICIARY TO BENEFICIARY’S REASONABLE SATISFACTION THAT HOMEBANC MORTGAGE CORPORATION MEETS THE FINANCIAL METRICS I CRITERIA, AS DEFINED IN THE LEASE, THEN THE LETTER OF CREDIT SHALL REDUCE AS OF MARCH 1, 2010 TO THE AMOUNT

-CONTINUED-

/s/

Authorized Signature

JPMORGAN CHASE BANK

JPMorgan JPMorgan Chase Bank Global Trade Services	ISSUE DATE: AUGUST 27, 2003 L/C NO. : D-240707

Advising Bank

APPLICANT:
************DIRECT************	HOMEBANC MORTGAGE CORPORATION 5555 GLENRlDGE CONNECTOR NE. STE 800 ATLANTA, GA 30342

Beneficiary

Illegible PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP FIVE RAVINIA DRIVE ATLANTA, GA 30346-2102	AMOUNT: USD 3, 500,000.00 (THREE MILLION FIVE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

OF $875, 000. 00.

PROVIDED THAT YOU HAVE NOT PROVIDED US WITH WRITTEN NOTICE THAT (I) A MONETARY EVENT OF DEFAULT UNDER THE LEASE HAS OCCURRED AND REMAINS UNCURED BEYOND ANY APPLICABLE NOTICE AND CURE PERIOD AND/OR (II) THAT HOMEBANC MORTGAGE CORPORATION HAS FAILED TO DEMONSTRATE TO BENEFICIARY TO BENEFICIARY’S REASONABLE SATISFACTION THAT HOMEBANC MORTGAGE CORPORATION MEETS THE FINANCIAL METRICS I CRITERIA,. AS DEFINED IN THE LEASE, THEN THE LETTER OF CREDIT SHALL TERMINATE ON MARCH 1, 2011.

IN ADDITION, THE UNDERSIGNED ACKNOWLEDGES THAT UPON RECEIPT OF NOTICE FROM BENEFICIARY THAT (I) NO MONETARY EVENT OF DEFAULT UNDER THE LEASE HAS OCCURRED AND REMAINS UNCURED BEYOND ANY APPLICABLE NOTICE AND CURE PERIOD AND (II) THAT HOMEBANC MORTGAGE CORPORATION HAS DEMONSTRATED TO BENEFICIARY TO BENEFICIARY’S REASONABLE SATISFACTION THAT HOMEBANC MORTGAGE CORPORATION HAS MET THE FINANCIAL METRICS II CRITERIA, AS DEFINED IN THE LEASE, FOR THE IMMEDIATELY PRECEDING CONSECUTIVE 12-MONTH PERIOD, THEN THE LETTER OF CREDIT WILL TERMINATE UPON RECEIPT OF SUCH NOTICE FROM BENEFICIARY.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION 500.

/s/

Authorized Signature

DATE:

TO:

JPMORGAN CHASE BANK

C/O JPMORGAN TREASURY SERVICES

GLOBAL TRADE SERVICES

10420 HIGHLAND MANOR DRIVE

TAMPA, FLORIDA 33610

ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT

RE:	LETTER OF CREDIT NO.

ISSUED BY: JPMORGAN CHASE BANK

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

________________________________________________________________________________________________________

NAME OF TRANSFEREE

________________________________________________________________________________________________________

ADDRESS

________________________________________________________________________________________________________

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE HEREOF, AND FORWARD IT DIRECT TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

PLEASE DEBIT OUR ACCOUNT NO.                  FOR USD                  OR

ENCLOSED IS REMITTANCE OF USD                  VIA CERTIFIED CHECK IN PAYMENT OF YOUR TRANSFER COMMISSION AND IN ADDITION THERETO WE AGREE TO PAY TO YOU ON DEMAND ANY EXPENSES WHICH MAY BE INCURRED BY YOU IN CONNECTION WITH THIS TRANSFER.

SINCERELY,

NAME OF BENEFICIARY

AUTHORIZED NAME & TITLE

AUTHORIZED SIGNATURE

TELEPHONE NUMBER

THE ABOVE SIGNATURE, WITH TITLE AS STATED, CONFORMS WITH THAT ON FILE WITH US AND IS AUTHORIZED FOR EXECUTION OF SUCH INSTRUMENTS.

NAME & ADDRESS OF BANK

AUTHORIZED NAME & TITLE

AUTHORIZED SIGNATURE

TELEPHONE NO.

THIS FORM MUST BE EXECUTED IN DUPLICATE.

DATE: SEPTEMBER 8, 2003

AMENDMENT TO IRREVOCABLE STANDBY LETTER OF CREDIT: D-240707 APPLICANT REFERENCE NUMBER: HOMEBANC MORTGAGE CORPORATION

AMENDMENT NUMBER 1

BENEFICIARY:	APPLICANT:
PERIMETER SUMMIT PARCEL 2	HOMEBANC MORTGAGE
LIMITED PARTNERSHIP	CORPORATION
FIVE RAVINIA DRIVE	5555 GLENRIDGE CONNECTOR NE
ATLANTA, GA 30346-2102	SUITE 800
ATLANTA, GA 30342

THIS AMENDMENT IS TO BE CONSIDERED AN INTEGRAL PART OF THE ABOVE LETTER OF CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED LETTER OF CREDIT IS AMENDED AS FOLLOWS:

1. THE PARAGRAPH WHICH COMMENCES WITH “THE EXPIRATION DATE OF THIS LETTER OF CREDIT IS MARCH 1, 2004...” IS AMENDED BY DELETING THE LAST SENTENCE THEREOF IN ITS ENTIRETY WHICH READS “HOWEVER IN NO EVENT SHALL THIS LETTER OF CREDIT BE EXTENDED BEYOND THE FINAL EXPIRY DATE OF MARCH 1, 2011.”

2. THE FOUR (4) PARAGRAPHS IMMEDIATELY PRIOR TO THE LAST PARAGRAPH OF THE LETTER OF CREDIT (THE FIRST OF WHICH PARAGRAPH BEGINS WITH “PROVIDED THAT YOU HAVE NOT PROVIDED US WITH WRITTEN NOTICE THAT...”) ARE HEREBY DELETED IN THEIR ENTIRETY AND THE FOLLOWING NEW PARAGRAPH IS SUBSTITUTED IN LIEU THEREOF:

“WE ACKNOWLEDGE THAT THE AMOUNT OF THIS LETTER OF CREDIT MAY BE SUBJECT TO REDUCTION FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS OF THE LEASE BETWEEN HOMEBANC MORTGAGE CORPORATION AND PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, BUT NO SUCH REDUCTION SHALL OCCUR WITHOUT PRIOR WRITTEN NOTICE BEING RECEIVED FROM BENEFICIARY TO THE ISSUER AND SUCH REDUCTION SHALL BE MADE IN ACCORDANCE WITH SUCH WRITTEN NOTICE.”

ALL OTHER TERMS AND CONDITIONS OF THE LETTER OF CREDIT REMAIN UNCHANGED.

HOMEBANC MORTGAGE CORPORATION

/s/ JAMES L. KRAKAU

JAMES L. KRAKAU
SENIOR VICE PRESIDENT

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